Exhibit 99.1

Oc tober 24, 2008

Agenda Corporate overview Liquidity outlook Maturity profile Debt overview Disposition program Sources and uses Financial covenants U-S T O R E-I T T R US T

Corporate Overview

U·STORE·IT

Company snapshot

- U-Store-It is a self-administered and self-managed REIT focused on the ownership, operation, acquisition and development of self-storage facilities in the United States
- The company is one of the top four owners and operators of self-storage facilities in the United States
- With operations in 26 states across the US and the District of Columbia, the diverse portfolio has its main presence in California, Florida, Texas, Ohio, Illinois, Arizona, Tennessee, Colorado, Connecticut and New Jersey

U-Store-It has integrated real estate operations


Acquisitions/ dispositions
Development/ redevelopment / approvals/ land planning
Finance/ accounting
Legal
Information technology
Management/ 3rd party services
YSI is a full service REIT

U-Store-It has a national footprint



Top 5 Markets

State	Number of facilities	Total rentable square feet (mm)
California	60	4.1
Florida	54	3.9
Texas	43	2.6
Ohio	35	2.0
Illinois	27	1.6

As of 9/30/2008

Facility overview


U-STORE-IT

- 394 facilities
- 26 states and the District of Columbia
- 221,820 units
- 25.4 mm rentable sq. ft.

As of 9/30/2008

U-STORE-IT TRUST 2

U-Store-It liquidity outlook • Summary of key points related to YSI’s liquidity: • Credit Facility and Secured Term Loan — The Company has a $250m unsecured line of credit ($182.7m outstanding as of September 30, 2008), $200m unsecured term loan and $57.4m secured term loan — Each loan can be extended at the Company’s option for one year for a 15 basis point fee — Upon extension, the loans will mature in November 2010 — Only condition for the extension is non-default — Loan covenants are consistent across all three loans — Credit facilities are funded by 12 participating lenders, none of which represents more than 15% of total capacity • Significant Unencumbered Portfolio — The Company has a significant portfolio of unencumbered, wholly-owned real estate assets — Unencumbered properties have an estimated value of $815.2m (using an 8% cap rate on trailing 6 month NOI) as of September 30, 2008 — Unsecured debt as a percentage of unencumbered property value was 47% as of September 30, 2008 — Could be used as a future borrowing base or included in the disposition program with proceeds used to repay unsecured debt • Positive operating cash flow — The Company is currently providing adequate cash flow from operations to cover its debt service, dividends and cap-ex needs and expects to continue to do so in the future — Dividend was “right-sized” in December 2007 to $0.18 per share per quarter U-S T O R E-I T T R US T

Maturity profile Debt Maturity Profile as of September 30, 2008 (unaudited, in thousands) U-STORE-IT TRUST

Debt overview Schedule of Indebtedness as of September 30, 2008 (unaudited, in thousands) Maturi ty Maturity Ba lance Rate Date Balance Rate Date FIXED R ATE MORTGAGES SEC UR ED LOAN S, VARIABLE RATE Acq VI $ 1,713 FIXED 8.4 3% Aug-0 9 Secured Term L oan $ 5 7,41 9 LIBOR + 1.4 0% 4.67% Nov-10 (b) YSI III 8 5,45 7 FIXED 5.0 9% Nov-0 9 USIFB 4,275 BASE + 1 .30% 6.35% Oct-12 YSI I 85,536 FIXED 5.1 9% Ma y-10 YSI IV 6,171 FIXED 8.6 3% Jul-10 OTH ER YSI XXVI 9,784 FIXED 6.1 5% Oct-10 Promi ssory Notes $ 7 8 FIXED 5.97% YSI XXV 8,121 FIXED 6.7 7% Oct-10 FMV adj ustment 76 7 YSI II 85,635 FIXED 5.3 3% Jan -11 YSI XII 1,571 FIXED 7.4 1% Sep-1 1 Total Se cure d Debt $ 60 8,67 5 5.33% YSI XIII 1,350 FIXED 7.4 1% Sep-1 1 YSI VI 78,830 FIXED 5.1 3% Aug-1 2 UN S ECURED DE B T YASKY 80,000 FIXED 4.9 6% Sep-12 Line-of-Credit $ 182,700 LIBOR + 1.3 0% 4.76% (a) Nov-10 (b) YSI XIV 1,874 FIXED 6.2 2% Jan -13 Unse cure d Term Loa n 20 0,00 0 LIBOR + 1.3 0% 4.76% (a) Nov-10 (b) YSI VII 3,238 FIXED 5.5 0% Jun -13 YSI IX 2,035 FIXED 5.5 0% Jun -13 Total Unse cured Debt $ 38 2,70 0 4.76% YSI VIII 1,850 FIXED 5.5 0% Jun -13 YSI XVII 4,394 FIXED 5.7 2% Jul-13 Total Debt $ 99 1,37 5 5.11% YSI XXX 7,861 FIXED 6.1 3% Nov-1 3 YSI XXVII 536 FIXED 6.1 3% Nov-1 3 (a) Rate as of September 30, 2008 inc ludes the impac t of the following hedges : YSI XI 2,56 3 FIXED 6.2 9% D ec-1 3 -$50M interest rate s wap to fix LIBO R at 4.77% YSI V 3,38 3 FIXED 6.2 2% Jan -14 -$25M interest rate s wap to fix LIBOR at 4.72% YSI XXVIII 1,64 8 FIXED 6.0 2% Feb-1 4 -$25M interest rate s wap to fix LIBO R at 2.34% YSI X 4,25 4 FIXED 5.4 7% Jan -15 -$200M interes t rate swap to fix LIBOR at 2.7625% YSI XV 1,97 1 FIXED 5.6 0% Jan -15 Each of the interes t rate swaps mat ures in Nov ember 2009. YSI XX 6 6,36 1 FIXED 5.9 7% N ov-1 5 Tota l M ortga ges $ 54 6,13 6 5.3 9% (b) Thes e borrowings are s ubject to a one year ex tention at the Company 's option. T he maturity date pres ented ass umes the Company has made the elec tion to ex tend the loan maturity to Nov ember 2010 from the original Nov ember 2009 maturity. U-STORE-IT TRUST 5

Disposition Program Continues to Reduce Balance Sheet Leverage Property Disposition Update ($ in millions) Number of Sale Properties Price Property Sales closed through June 30, 2008 7 $ 17.1 Property Sales during third quarter 2008 9 $ 27.3 Properties under contract as of September 30, 2008 and scheduled to close in 2008 7 $21.1 Total 2008 Projected Activity (1) 23 $ 65.5 (1) Disposition proceeds are expected to be used to repay borrowings under the revolving credit facility U-STORE-IT TRUST

Sources and Uses through December 31, 2009 2009 Estimated Sources and Uses (assuming no new financings, in millions) Sources: Availability under revolving credit fac ility as of 9/30/08 Properties currently under contrac t and sc heduled to close in 2008 Estimate of annual free cas h flow $ 67.3 21.1 4.0 Total 2009 Projec ted Sources $ 92.4 Use s: Maturity of Aquiport VI loan in Augus t 2009 Maturity of YSI III loan in November 2009 (1) Total 2009 Projec ted Us es $ $ (1.7) (85.5) (87.2) Total 2009 Projected Net Sources $ 5.2 Opportunities: YSI III loan refinanc ed at 55% loan to value $ 60.0 Additional property dispositions and proceeds from joint ventures (midpoint of $50m - $100m range) 2009 Opportunities $ 75.0 135.0 (1) Assumes no refinanc ing of the properties that currently secure the loan U-STORE-IT TRUST 7

Credit Facility Financial Covenants Financial Covenants as of September 30, 2008 (unaudited, in thousands) Maximum Consolidated Leverage Ratio Floating Rate Indebtedness Cons olidated Total Indebtednes s 990,607 Floating Rate Indebtedness 140,119 Cons olidated Adjusted Ass et Value (1) 1,713,343 Cons olidated Total Indebtednes s 990,607 Leverage Rati o 57.8% Fl oating Rate Indebtedness 0.14 (mu st b e le ss tha n 65% ) (mu st b e le ss tha n 0.35) Minimum Consolidated Fixed Charge Coverage Ratio Minimum Unencumbered Property Pool Value Adjusted EBITDA 58,401 Unencumbered Property Pool Val ue (1) 815,175 Cons olidated Fi xed Charges 30,241 (mu st b e gre ater than $400 ,000 ,000 ) Fi xed Charge Coverage Rati o 1.93 (mu st b e gre ater than 1.60 ) Maximum Unencumbered Leverage Unsecured Indebtedness 382,700 Secured Indebtedness Unencumbered Property Pool Val ue (1) 815,175 Secured Indebtednes s 607,907 Unencumbered Leverage 46.9% Cons olidated Adjusted Ass et Value (1) 1,713,343 (mu st b e le ss tha n 65%) Secured Indebtednes s 35.5% (mu st b e le ss tha n 50% ) Minimum Unencumbered Interest Coverage NOI of al l Unenc umbered Pool Properties 33,379 Secured Recourse Indebtedness Unsecured Interest Expens e 9,600 Secured Recourse Indebtednes s Cons olidated Adjusted Ass et Value (1) 57,419 1,713,343 Unencumbered Interest Coverage 3.48 (mu st b e gre ater than 2.00 ) Secured Recourse Indebtednes s 3.4% (mu st b e le ss tha n 10% ) (1) Calculated in ac cordance with the financ ial cov enants Minimum Tangible Net Worth c ontained in the c redit agreements Net W orth 867,807 Cash Proceeds from Equity Is suances - 75% of Cas h Proceeds from Equity Is suances - M inimum Tangibl e Net Worth 867,807 (mu st b e gre ater than $673 ,234 ,400 ) U-STORE-IT TRUST

Forward Looking Statements This presentation contains certain statements that are not historical fact may constitute forward-looking statements within the meaning of the Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Although we believe the expectations reflected in these forward-looking statements are based on reasonable assumptions, future events and actual results, performance, transactions or achievements, financial and otherwise, may differ materially from the results, performance, transactions or achievements expressed or implied by the forward-looking statements. Risk, uncertainties and other factors that might cause such differences, some of which could be material, include but are not limited to: national and local economic, business, real estate and other market conditions; the competitive environment in which the Company operates; the execution of the Company’s business plan; financing risks, including the risk of over-leverage and the corresponding risk of default on our mortgage and other debt; increases in interest rates and operating costs; the Company’s ability to maintain its status as a REIT for federal income tax purposes; acquisition and development risks; changes in real estate and zoning laws or regulations; risks related to natural disasters; potential environmental and other liabilities; and other factors affecting the real estate industry generally or the self-storage industry in particular. The Company refers you to the documents filed by the Company from time to time with the Securities and Exchange Commission, specifically the section titled “Business-Risk Factors” in the Company’s Annual Report on Form 10-K, which discuss these and other risks and factors that could cause the Company’s actual results to differ materially from any forward-looking statements. We undertake no obligation to publicly update or revise these forward-looking statements, whether as a result of new information, future events or otherwise except as may be required by securities laws. U-S T O R E-I T T R US T